UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – April 16, 2007

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On April 16, 2007 Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the audited financial and operating results of the year ended December 31, 2006.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1	On April 16, 2007 Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announcing the audited financial and operating results of the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2007	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer, Chief Financial Officer

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Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ANNOUNCES

2006 FINANCIAL AND OPERATING RESULTS

Vancouver, BC (April 16, 2007) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced highlights and the financial and operating results of the year ended December 31, 2006.

2006 Highlights:

•

Commencement and continued enrollment of subjects to the Phase Ib/II clinical study of         CTCE-9908 to assess the safety and preliminary signs of efficacy of CTCE-9908 after repeated administration in late stage cancer patients.

•

Collaborations with several prestigious academic institutions to study the benefits of CTCE-9908 in brain and breast cancers and to study the potential of CTCE-0214 to accelerate the repopulation of stem cells in the bone marrow from human umbilical cord blood.

•

Encouraging results from the Phase Ib clinical trial program for CTCE-0214 in stem cell and white blood cell mobilization.

•

Demonstration that CTCE-0324 enhances the survival of endothelial cells (essential components of existing blood vessels), stimulates the organization of endothelial cells into coordinated tube-like structures and induces new blood vessel type structures to sprout from pre-existing vessels using cell culture systems.

•

Issuance of US Patent “Chemokine Analogs for the Treatment of Human Disease”. The patent covers Chemokine analogs that are useful for the treatment of a variety of diseases and disorder including cancer, autoimmune diseases, and inflammation. The Company currently has a portfolio of 64 patents and patent applications that the Company either owns or has licensed around its key products and technologies.

•

Strengthening of the Company’s management team with the appointment of Dr. Guy Ely to serve as Chief Medical Officer and Mr. Bashir Jaffer to serve as Chief Financial Officer.

•

Closing of a CDN$6.9 million private placement which provided further capital to fund the Company’s pre-clinical and clinical development.

Subsequent events

•

Positive preliminary data and the successful completion of the dose-escalation portion of the Phase Ib/II clinical trial for CTCE-9908, the Company’s anti-cancer drug candidate.

•

The appointment of C. Richard Piazza as the new Chief Executive Officer.

Financial Results - Audited

(All amounts in U.S. dollars and in accordance with U.S. GAAP unless otherwise specified)

The Company incurred a net loss of $7,507,866 ($0.19 per share) compared to $6,020,166 ($0.19 per share) during the twelve months ended December 31, 2006 and 2005, respectively. The increase in our net loss was principally caused by the increase in research and development expenditures as well as general and administrative expenses as described below.

The Company had no revenues in the twelve months ended December 31, 2006, compared to $275,000 for the twelve months ended December 31, 2005.  In fiscal 2005, we recorded revenues of $275,000 from a research collaboration with Proctor & Gamble involving an evaluation of our compounds for cardiovascular applications.  The decrease in revenues was due to the one-time nature of the $275,000 payment from Proctor & Gamble under our research collaboration.

Research and development expenses were $4,642,457 during the twelve months ended December 31, 2006, an increase of $945,452 from the $3,697,005 comparative amount recorded in the twelve months ended December 31, 2005.  The increase in research and development expenses in fiscal 2006 was primarily attributable to the increased expenses associated with our two lead compounds, CTCE-0214 and CTCE-9908, and our continued efforts with our other early research activities.  Research and development expenses include contract research, manufacturing, laboratory supplies, staff salaries and a $100,000 payment to Pharmaceutical Product Development Inc. (PPDI) to re-acquire the rights to our CTCE-0214 compound.

Direct costs for CTCE-0214 were approximately $1,735,000 for the twelve months ended December 31, 2006, compared to $1,874,000 for the twelve months ended December 31, 2005.

The Company recorded direct costs for CTCE-9908 of approximately $1,776,000 for the twelve months ended December 31, 2006, which included costs of preparatory and clinical trial costs for the Phase Ib/II clinical trial currently underway, and related manufacturing of compound.  This compares to approximately $1,276,800 for the twelve months ended December 31, 2005.

Research and development expenses are expected to increase in the future as and when we incur costs for clinical trials. Completion dates and completion costs to bring a drug candidate to market vary significantly for each drug candidate given the nature of the clinical trials and the fact that more clinical trials may need to be conducted to advance a drug candidate based upon the results of each phase. In addition, we anticipate partnering with larger pharmaceutical companies to conduct and finance later stage clinical trials and therefore the timing of completion of the approval of a drug will likely not be within our control. Based on these factors we cannot reasonably estimate the completion dates and completion costs required to gain regulatory approval of our compounds for sale. Drug candidates are required to successfully complete Phase III clinical trials before gaining regulatory approval for sale which for our drug candidates is not expected to occur for several years.

General and administrative expenses for the twelve months ended December 31, 2006 were $2,904,595, compared to $2,667,290 for the twelve months ended December 31, 2005.  The year over year increase of $237,305 reflects additional salary costs as a result of our adding personnel to support the continued growth in our research and development infrastructure.  Other general and administrative expenses included consulting, marketing and promotion expenses incurred for business development.

Interest income was $331,190 for the twelve months ended December 31, 2006 compared with $231,654 for the twelve months ended December 31, 2005.  Interest income was primarily interest earned on cash balances and investments which benefited from increasing interest rates.

As of December 31, 2006, we had approximately $6.1 million in cash and cash equivalents and short term investments on hand, compared to approximately $6.3 million as of December 31, 2005, a decrease of $0.2 million.  Our working capital at December 31, 2006 was approximately $5.9 million, compared to approximately $6.3 million at December 31, 2005, a decrease of $0.4 million.

We believe that our current funds will be sufficient to fund our operations until January 31, 2008.  However, our forecast of the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary materially. If we are unable to raise additional capital when required or on acceptable terms, we may have to significantly delay, scale back or discontinue one or more of our clinical trials or our operations.

 About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

 Chemokine Therapeutics is a product-focused biotechnology company developing drugs in the field of chemokines. Chemokines are a class of signaling proteins which play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection as well as tissue repair and regeneration. Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

  Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Director of Public Relations Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net	Equicom Group Joanna Longo Investor Relations Phone: (416) 815-0700 ext. 233 Fax: (416) 815-0080 E-mail: jlongo@equicomgroup.com

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2006	2005

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,446,668	$3,719,163
Short term investments	1,642,308	2,627,760
Amounts receivable	60,366	33,214
Prepaid expense and deposits	103,816	154,969

TOTAL CURRENT ASSETS	6,253,158	6,535,106

PROPERTY AND EQUIPMENT, net	332,440	351,438

LICENSE COSTS, net	16,299	23,993

AMOUNT DUE FROM AFFILIATE	253,263	91,783

	$6,855,160	$7,002,320

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$377,915	$253,199
Current portion of capital lease obligation	12,392	11,648

TOTAL CURRENT LIABILITIES	390,307	264,847

CAPITAL LEASE OBLIGATION	8,722	21,157

	399,029	286,004

COMMITMENTS

STOCKHOLDERS’ EQUITY

PREFERRED STOCK
Authorized – 6,000,000 shares; par value $ 0.001 per share
Issued and outstanding shares: December 31, 2006 – Nil; December 31, 2005 – 2,000,000	-	2,000

COMMON STOCK
Authorized – 100,000,000 shares; par value $ 0.001 per share
Issued and outstanding shares: December 31, 2006 – 42,183,748; December 31, 2005 – 31,897,206	42,184	31,897

ADDITIONAL PAID-IN CAPITAL	30,957,359	23,717,965

(DEFICIT) ACCUMULATED DURING THE DEVELOPMENT STAGE	(24,543,412)	(17,035,546)

	6,456,131	6,716,316

	$6,855,160	$7,002,320

See Edgar or Sedar for accompanying notes.

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

			Cumulative from inception on July 15, 1998 to
	Years ended December 31,		December
	2006	2005	31, 2006

REVENUE	$-	$275,000	$275,000

EXPENSES
Research and development	4,642,457	3,697,005	14,595,725
General and administrative	2,904,595	2,667,290	10,253,596
Stock-based compensation	184,085	289,533	558,119
Amortization of license	7,694	7,694	34,304
Depreciation & amortization of property and equipment	173,350	46,684	346,091

	7,912,181	6,708,206	25,787,835
OTHER INCOME
Foreign exchange gain	73,125	181,386	366,945
Interest income	331,190	231,654	602,478

NET LOSS	$(7,507,866)	$(6,020,166)	$(24,543,412)

NET LOSS PER COMMON SHARE -
BASIC AND DILUTED	$(0.19)	$(0.19)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	39,606,809	31,605,162

See Edgar or Sedar for accompanying notes

CHEMOKINE THERAPEUTICS CORP.

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

			Cumulative from inception on July 15, 1998 to
	Years ended December 31,		December
	2006	2005	31, 2006

CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(7,507,866)	$(6,020,166)	$(24,543,412)
Adjustments to reconcile net cash
provided (used) by operating activities
Depreciation and amortization	181,044	54,378	380,395
Common stock issued for consulting services	-	-	1,033,669
Warrants issued for consulting services	-	-	404,842
Options issued for consulting services	-	-	87,968
Stock-based compensation	184,085	289,533	558,119
Decrease (increase) in
Amounts receivable	(27,152)	(27,654)	(60,366)
Prepaid expense and deposit	51,153	(97,071)	(103,816)
Increase (decrease) in
Accounts payable and accrued liabilities	124,716	(359,968)	377,915
Deferred revenue	-	(275,000)	-

Cash (used) by operating activities	(6,994,020)	(6,435,948)	(21,864,686)

CASH FLOW FROM FINANCING ACTIVITIES
Stock issued for cash	7,489,823	2,023,872	31,647,476
Stock issued for settlement of debt	-	-	200,000
Offering costs	(426,228)	(213,682)	(2,974,596)
Net advances (to) from affiliate	(161,480)	(118,105)	(206,445)
Capital lease payment	(11,691)	(1,845)	(13,536)

Cash provided by financing activities	6,890,424	1,690,240	28,652,899

CASH FLOW FROM INVESTING ACTIVITIES
Cash held by disposed subsidiary	-	-	(4,754)
Purchase of short term investments	(10,185,725)	(6,185,883)	(16,371,608)
Redemption of short term investments	11,171,178	3,558,123	14,729,301
Payment under license agreement	-	-	(50,603)
Purchase of property and equipment	(154,352)	(343,847)	(643,881)

Cash provided (used) by investing activities	831,101	(2,971,607)	(2,341,545)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS DURING THE PERIOD	727,505	(7,717,315)	4,446,668

CASH AND CASH EQUIVALENTS, beginning of period	3,719,163	11,436,478	-

CASH AND CASH EQUIVALENTS, end of period	$4,446,668	$3,719,163	$4,446,668

See Edgar or Sedar for accompanying notes.